UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

TRIDENT MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)

1090 E. Arques Avenue
Sunnyvale, California 94085

(Address of principal executive offices, with zip code)

(408) 991-8800

(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On June 14, 2004, Trident Microsystems, Inc. (the “Company”) issued a press release announcing the appointment of John S. Edmunds as Chief Financial Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit	Description
99.1	Press Release issued by Trident Microsystems, Inc., dated June 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004

TRIDENT MICROSYSTEMS, INC.
/s/ Frank Lin
Frank C. Lin
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Peter Jen
Peter Jen
Senior Vice President, Asia Operations and Chief Accounting Officer (Principal Financial and Accounting Officer)